Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Drone Aviation Holding Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniyel Erdberg, Chief Executive Officer of the Company, and I, Kendall Carpenter, Executive Vice President and Chief Financial Officer of the Company, certify to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2019	/s/ Daniyel Erdberg
Chief Executive Officer
(Principal Executive Officer)

Dated: November 14, 2019	/s/ Kendall Carpenter
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)